                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   American General Hospitality Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                   American General Hospitality Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                              [Company Letterhead]

                    AMERICAN GENERAL HOSPITALITY CORPORATION
                          3860 West Northwest Highway
                              Dallas, Texas 75220



                                 April 14, 1997



Dear Stockholders:

          You are cordially invited to attend the 1997 Annual Meeting of Stockholders of American General Hospitality Corporation, to be held at 2:00 p.m., local time, on Wednesday, May 21, 1997, at the Holiday Inn Select DFW Airport South, 4440 West Airport Freeway, Irving, Texas 75062. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon at the meeting. I urge you to review them carefully.

          It is important that your shares be represented and voted at the meeting. Whether or not you personally plan to attend the meeting, please take a few moments now to sign, date and return your proxy in the enclosed postage-paid envelope. This will not limit your right to vote in person should you wish to attend the meeting. Regardless of the number of shares you own, your presence by proxy is important to establish a quorum, and your vote is important for proper corporate governance.

          Thank you for your interest in American General Hospitality
Corporation.

                                         Sincerely,

                                         /s/ STEVEN D. JORNS

                                         Steven D. Jorns
                                         Chairman, Chief Executive Officer
                                         and President

                    AMERICAN GENERAL HOSPITALITY CORPORATION
                      3860 W. NORTHWEST HIGHWAY, SUITE 300
                              DALLAS, TEXAS  75220
                           --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 1997
                           --------------------------

To the Stockholders of
American General Hospitality Corporation:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of American General Hospitality Corporation, a Maryland corporation (the "Company") will be held on Wednesday, May 21, 1997 at 2:00 p.m. local time, at the Holiday Inn Select DFW Airport South, 4440 West Airport Freeway, Irving, Texas 75062 for the following purposes:

          1. To consider and vote upon a proposal to elect one Class I director of the Company to serve on the Board of Directors until the Annual Meeting of Stockholders in 2000 or until his successor is duly elected and qualified.

          2. To consider and vote upon a proposal to approve certain amendments to the American General Hospitality Corporation 1996 Incentive Plan;

          3. To consider and vote upon a proposal to ratify the selection of Coopers & Lybrand L.L.P. as the independent auditors of the Company for the fiscal year ending December 31, 1997; and

          4. To transact such other business that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

     Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

     Only stockholders of the Company of record as of the close of business on April 11, 1997 will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                By Order of the Board of Directors,


                                Kenneth E. Barr
                                Secretary

Dallas, Texas
April 14, 1997

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                    AMERICAN GENERAL HOSPITALITY CORPORATION
                      3860 W. NORTHWEST HIGHWAY, SUITE 300
                              DALLAS, TEXAS  75220

                                ----------------

                                PROXY STATEMENT

                                ----------------

                    FOR 1997 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 1997


                                                                  April 14, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American General Hospitality Corporation, a Maryland corporation (the "Company") for use at the 1997 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 21, 1997, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to consider and vote upon a proposal (1) to elect one Class I director of the Company, (2) to approve certain amendments to the American General Hospitality Corporation 1996 Incentive Plan (the "1996 Plan" and as so amended, the "Amended 1996 Plan"), (3) to ratify the selection of Coopers & Lybrand L.L.P. as the independent auditors of the Company for the fiscal year ending December 31, 1997, and (4) to act upon any other matters properly brought before them.

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about April 14, 1997. The Board of Directors has fixed the close of business on April 11, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, $0.01 par value per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 14,657,141 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of all of the votes cast at the Annual Meeting (provided that a quorum is present) is required for the election of directors. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of a majority of all of the votes cast at the Annual Meeting (provided that a quorum is present) is necessary to approve the Amended 1996 Plan and the proposal to ratify the selection of the Company's auditors and to approve any other matters properly presented at the Annual Meeting. For purposes of the vote on the Amended 1996 Plan and the ratification of the selection of the Company's auditors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Under Maryland law, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting.

     Stockholders of the Company are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominee for the Class I director of the Company named in this Proxy Statement, FOR approval of the Amended 1996 Plan and FOR ratification of the Board of Directors' selection of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1997. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

     A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. Any instrument of revocation should be sent to American General Hospitality Corporation, 3860 W. Northwest Hwy., Suite 300, Dallas, Texas 75220, Attention:
Kenneth E. Barr.

     The Company's 1996 Annual Report (the "Annual Report") is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material. Additional copies of the Annual Report or the Company's Annual Report on Form 10-K for the year ended December 31, 1996, may be obtained, without charge, by writing to the Company,
Attention: Kenneth E. Barr, Secretary.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of five directors who are divided into three classes. The initial terms of the first, second and third classes will expire in 1997, 1998 and 1999, respectively. As the term of each class expires, directors in that class will be elected by the stockholders of the Company for a term of three years or until their successors are duly elected and qualified or until their earlier death, resignation or removal.

     At the Annual Meeting, one Class I director will be elected to serve on the Board of Directors until the Annual Meeting of Stockholders in 2000 or until his successor is duly elected and qualified or until his earlier death, resignation or removal. The Board of Directors has nominated Steven D. Jorns to serve as a Class I director. Mr. Jorns is currently serving as a Class I director of the Company. The Board of Directors anticipates that Mr. Jorns will serve, if elected, as a Class I director. However, if Mr. Jorns is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

     The following discussion sets forth the names, ages and business histories of the nominee Class I director and the four directors whose terms will continue after the Annual Meeting, and the year of the annual meeting of stockholders at which each director's term will expire (assuming, in the case of the nominee, that he is elected). All of the following directors were initially elected or appointed as a director in 1996.

INFORMATION REGARDING NOMINEE AND DIRECTORS

Nominee for Election at 1997 Annual Meeting (Term to Expire in 2000)

     Steven D. Jorns (age 48) became the Chairman of the Board of Directors, Chief Executive Officer and President of the Company in April 1996. Mr. Jorns is the founder of and has served since its formation in 1981 as Chairman of the Board of Directors, Chief Executive Officer and President of American General Hospitality, Inc. ("AGHI"), a hotel management company. Prior to forming AGHI, Mr. Jorns spent seven years with an affiliate of General Growth Companies overseeing that company's hotel portfolio. Prior to that, Mr. Jorns was associated with Hospitality Motor Inns, a division of Standard Oil of Ohio, and held marketing positions with Holiday Inns, Inc. Mr. Jorns is a graduate of Oklahoma State University with a degree in Hotel and Restaurant Administration. He has been honored by that University as one of its distinguished alumni. He has served on the Hotel and Restaurant Advisory Boards for two universities and was selected by Lodging Hospitality Magazine as a "Rising Star" of the Industry in 1992.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR STEVEN D. JORNS AS A CLASS I DIRECTOR OF THE COMPANY TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2000 OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXY A CONTRARY CHOICE.

Continuing Class II Directors (Terms Expiring in 1998)

     H. Cabot Lodge III (age 41) became a director of the Company in July 1996. Mr. Lodge is a co-founder and has served since October 1995 as Chairman of the Board of Superconducting Core Technologies, Inc., a wireless telecommunications equipment manufacturer. From August 1983 to August 1995, he was a Managing Director and Executive Vice President of W. P. Carey & Co., a New York real estate investment bank that specializes in long term net-leases with corporations and manages in excess of $1.5 billion in assets, nine real estate public limited partnerships and three real estate investment trusts. Mr. Lodge is also a principal of Carmel Lodge, LLC, a New York based merchant bank. Mr. Lodge earned a Bachelor of Arts degree from Harvard College and a Masters of Business Administration degree from the Harvard Business School. He is a member of the Board of Directors of TelAmerica Media, Inc., Carey Institutional Properties, and Corporate Property Associates 12.

     James R. Worms (age 51) became a director of the Company in July 1996. Mr. Worms has served since August 1995 as a Managing Director of William E. Simon & Sons L.L.C., a private investment firm and merchant bank and President of William E. Simon & Sons Realty, through which the firm conducts its real estate activities. Prior to joining William E. Simon & Sons, Mr. Worms was employed since March 1987 by Salomon Brothers Inc., an international investment banking firm, most recently as a managing director. Mr. Worms received a Bachelor of Arts degree from the University of California at Los Angeles, a Masters of Business Administration from the University of California at Los Angeles' Anderson School of Business, and a Juris Doctor degree from Hastings College of Law.

Continuing Class III Directors (Terms Expiring in 1999)

     James B. McCurry (age 48) became a director of the Company in July 1996. Mr. McCurry served from December 1994 through December 1996 as Chief Executive Officer of NeoStar Retail Group, Inc. ("NeoStar"), a specialty retailer of consumer software. Currently, Mr. McCurry is a business consultant. NeoStar filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in September 1996. From April 1983 to December 1994, Mr. McCurry was the Chairman of Babbage's Inc., a consumer software retailer, which merged with Software Etc. Stores, Inc. in December of 1994 to form NeoStar. Mr. McCurry received a Masters of Business Administration with High Distinction from Harvard Business School and a Bachelor of Arts with High Honors from the University of Florida. He is a member of the Board of Directors of Pacific Sunwear of California, Inc.

     Kent R. Hance (age 54) became a director of the Company in July 1996.
Since 1994, Mr. Hance has been a law partner in the firm Hance, Scarborough, Woodward & Weisbart, L.L.P., Austin, Texas, and from 1991 to 1994 he was a law partner in the firm of Hance and Gamble. From 1985 to 1987, Mr. Hance was a law partner with Boyd, Viegal and Hance. Mr. Hance served as a member of the Texas Railroad Commission from 1987 until 1991 and as its Chairman from 1989 until 1991. From 1979 to 1985, he served as a member of the United States Congress. Mr. Hance served as a State Senator in Texas from 1975 to 1979 and was a professor of business law at Texas Tech University from 1969 to 1973. Mr. Hance earned a Bachelor of Business Administration degree from Texas Tech University and a Juris Doctor degree from the University of Texas Law School.

EXECUTIVE OFFICERS

     The following discussion sets forth the names, ages and business histories of the executive officers of the Company. Information concerning the business experience of Mr. Jorns is provided under the section caption "Election of Directors."

     Bruce G. Wiles (age 45) became an Executive Vice President of the Company in April 1996. Mr. Wiles has served since 1989 as an Executive Vice President of AGHI, where, prior to the formation of the Company, he was responsible for AGHI's acquisition and development activities. Mr. Wiles has more than fourteen years of experience in the hospitality industry. Prior to joining AGHI in 1989, Mr. Wiles was a Senior Vice President for Integra, a Dallas-based, New York Stock Exchange, Inc. hotel management and restaurant company. At Integra, his duties included evaluating hotel acquisitions and overseeing real estate development, as well as the acquisition and negotiation of all real estate based financing. Prior to joining Integra in 1986, Mr. Wiles was a founder and President of Bruce G. Wiles and Associates, Ltd., a real estate development and brokerage concern, which specialized in hospitality and development transactions. Mr. Wiles previously served as President of R.W. Pulley and Associates, Ltd., a large Honolulu-based real estate syndicator and developer of condominiums and commercial space. Mr. Wiles was also previously associated with KPMG Peat Marwick and Grant Thornton, serving the real estate development and lending industries. Mr. Wiles graduated Summa Cum Laude from Georgetown University and became a Certified Public Accountant in 1973.

     Kenneth E. Barr (age 48) became an Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company in April 1996. Mr. Barr has served since 1994 as a Senior Vice President of AGHI, where he directs the Accounting and Finance Department. At AGHI, Mr. Barr is responsible for financial management and controllership functions, including financial reporting, internal audits, treasury activities, and training functions. Prior to joining AGHI, Mr. Barr was Senior Vice President of Finance for Richfield Hotel Management, Inc., a national hotel management company. Prior to joining Richfield Hotel Management, Inc. in 1991, Mr. Barr served as a partner in charge of the audit practice of Laventhol & Horwath in Dallas and was also a member of that firm's National Audit Advisory Board. Mr. Barr holds a Bachelor of Business Administration from the University of Oklahoma. He is a Certified Public Accountant in Texas, Oklahoma and Puerto Rico.

     Russ C. Valentine (age 52) became Senior Vice-President--Acquisitions of the Company in April 1996. Mr. Valentine has served since 1990 as a Senior Vice President of AGHI. Prior to joining AGHI, Mr. Valentine was a Principal with Laventhol & Horwath, in charge of the firm's Dallas and Southwest Real Estate and Hospitality Consulting Practice. Prior to joining Laventhol & Horwath in January 1983, Mr. Valentine was a Senior Vice President--Acquisitions for Prime Financial Partnership, L.P., a real estate and development company listed on the American Stock Exchange. Mr. Valentine's responsibilities with Prime Financial included acquisition, negotiation and financing of hotel and other real estate investments. Mr. Valentine received his Master of Business Administration degree from the School of Hotel, Restaurant and Institutional Management at Michigan State University. He also earned a Master of Arts degree from Wayne State University and a Bachelor of Arts degree from Louisiana State University.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Director Meetings. The business of the Company is under the general management of its Board of Directors as required by the Company's Bylaws and the laws of Maryland, the Company's state of incorporation. The Company's Certificate of Incorporation requires that a majority of the Company's directors must be Independent Directors. The Company classifies a director as an "Independent Director" if he or she is not an officer or employee of the Company or the Company's subsidiary, American General Hospitality Operating Partnership, L.P. (the "Operating Partnership"), any affiliate of an officer or employee of the Company or the Operating Partnership or affiliate of any advisor to the Company or the Operating Partnership under an advisory agreement, any lessee or contract manager of any hotel of the Company or the Operating Partnership, any of their respective subsidiaries, or any partnership which is an affiliate of the Company or the Operating Partnership. There are presently five directors, including four Independent Directors. The Board of Directors held seven meetings during 1996.

     The Company presently has an Audit Committee, a Compensation Committee and a Leasing Committee of its Board of Directors. The Company has no standing Nominating Committee of the Board of Directors, with the entire Board of Directors acting in such a capacity. The Company may, from time to time, form other committees as circumstances warrant. Such committees have authority and responsibility as delegated by the Board of Directors.

     Audit Committee. The Audit Committee consists of the following two Independent Directors: Messrs. Hance and McCurry. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held one meeting in 1996.

     Compensation Committee. The Compensation Committee consists of the following two Independent Directors: Messrs. Hance and Worms. The Compensation Committee determines compensation of the Company's executive officers and administers the 1996 Plan. The Compensation Committee held one meeting in 1996.

     Leasing Committee. The Leasing Committee consists of the following two Independent Directors: Messrs. Lodge and Worms. Not less frequently than annually, the Leasing Committee reviews AGH Leasing, L.P.'s (the "Lessee") compliance with the terms of the operating leases between the Lessee and the Operating Partnership (the "Participating Leases") and reviews and approves the terms of any new leases between the Operating Partnership and the Lessee and any other lessee of hotels. The Leasing Committee held two meetings in 1996.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee during 1996 consisted of Messrs. Hance and Worms, neither of whom was, prior to or during 1996, an officer or employee of the Company. Neither of such persons had any relationships requiring disclosure under applicable rules and regulations.

                             DIRECTOR COMPENSATION

     Each director who is not an employee of the Company is paid an annual fee of $17,000. The annual retainer fee is paid to such directors 50.0% in cash and 50.0% in shares of Common Stock. In addition, each such director is paid $750 for attendance at each meeting of the Company's Board of Directors and $500 for attendance at each meeting of a committee of the Company's Board of Directors of which such director is a member. Meeting fees are paid in cash. Directors who are employees of the Company do not receive any fees for their service on the Board of Directors or a committee thereof. In addition, the Company reimburses directors for their out-of-pocket expenses incurred in connection with their service on the Board of Directors.

     In connection with the Company's initial public offering of Common Stock ("IPO"), each non-employee director was granted non-qualified options to purchase 10,000 shares of Common Stock at an exercise price of $17.75 per share (the offering price in connection with the IPO) that vest in three annual installments commencing on the date of grant. Any non-employee director who ceases to be a director will forfeit the right to receive any options not previously vested.

                             EXECUTIVE COMPENSATION

     The Company was organized as a Maryland corporation on April 12, 1996 and commenced operations upon the completion of its IPO on July 31, 1996. The following table sets forth information, for the fiscal year ended December 31, 1996, regarding the compensation of the Company's Chief Executive Officer. No executive officer of the Company earned annual salary and bonus in excess of $100,000 during the fiscal year ended December 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                                                  COMPENSATION
                                                                             ------------------------------
                                         ANNUAL COMPENSATION                         AWARDS               PAYOUTS
                                 ----------------------------------------  ---------------------------   ---------
                                                                            RESTRICTED    SECURITIES
    NAME AND                                               OTHER ANNUAL       STOCK       UNDERLYING       LTIP       ALL OTHER
PRINCIPAL POSITION           YEAR(1) SALARY($)  BONUS($)  COMPENSATION($)  AWARD(S)$/(2) OPTIONS/(#)(3)  PAYOUTS($)  COMPENSATION($)
------------------           ----    ---------  -------   --------------   ------------  ----------      ---------   --------------
Steven D. Jorns              1996      41,667     None          None          $532,500      225,000          None           None
  Chairman, Chief Executive
  Officer and President

-----------------------
(1) Includes compensation only during the period from July 31, 1996 (inception) through December 31, 1996.
(2) In connection with the IPO, the Company granted Mr. Jorns stock awards of 30,000 shares of restricted Common Stock, 3,000 of which vested on the date of grant and the remainder vest over a four-year period from the date of grant. The calculation is based on a per share price of Common Stock of $17.75, the offering price in connection with the IPO.
(3) In connection with the IPO, the Company granted incentive stock options ("ISOs") and nonqualified options to Mr. Jorns to purchase shares of Common Stock. Of the 225,000 options granted to Mr. Jorns, 202,468 are nonqualified stock options and 22,532 are ISOs, 56,250 of which vested on the date of grant and the remainder become exercisable over a three-year period from the date of grant.

     The executive officers, including Mr. Jorns, receive health and disability insurance benefits which do not exceed 10% of their respective salaries. These benefits are also provided to all other employees of the Company.

Option Grants

     The following table sets forth information regarding grants of stock options to the Company's executive officers during the 1996 fiscal year. The options were granted pursuant to the 1996 Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                      INDIVIDUAL GRANTS                                  POTENTIAL REALIZABLE VALUE
                   -------------------------------------------------------------         AT ASSUMED ANNUAL RATES OF
                         NUMBER OF        % OF TOTAL                                    STOCK PRICE APPRECIATION FOR
                        SECURITIES         OPTIONS                                              OPTION TERM
                         UNDERLYING       GRANTED TO    EXERCISE OR                    ------------------------------
                          OPTIONS        EMPLOYEES IN    BASE PRICE   EXPIRATION
       NAME              GRANTED(#)       FISCAL YEAR    ($/SHARE)       DATE               5%($)         10%($)
-------------------  ------------------  -------------  ------------  ----------        ------------  ---------------

Steven D. Jorns                225,000          62.50%       $17.75      7/24/06         $2,511,000        $6,365,250
Bruce G. Wiles                  75,000          20.83         17.75      7/24/06            837,000         2,121,750
Kenneth E. Barr                 40,000          11.11         17.75      7/24/06            446,400         1,131,600
Russ C. Valentine               20,000           5.56         17.75      7/24/06            223,200           565,800

   The options granted to Messrs. Jorns, Wiles, Barr and Valentine were granted as of July 25, 1996 at an exercise price of $17.75 per share, the per share price of the Common Stock in the IPO. Each of such options becomes exercisable over four equal annual installments, commencing on the date of grant and expires on the tenth anniversary of the date of grant.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                    VALUES

                                                             NUMBER OF
                                                             SECURITIES                     VALUE OF
                                                             UNDERLYING                    UNEXERCISED
                                                            UNEXERCISED                   IN-THE-MONEY
                         SHARES                              OPTIONS AT                    OPTIONS AT
                        ACQUIRED         VALUE          DECEMBER 31, 1996(#)          DECEMBER 31, 1996(2)
       NAME          ON EXERCISE(#)  REALIZED($)(1)  EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE($)
------------------- ---------------  --------------  -------------------------   -----------------------------
Steven D. Jorns          None           None                 56,250/168,750            $337,500     $1,012,500
Bruce G. Wiles           None           None                  18,750/56,250             112,500        337,500
Kenneth E. Barr          None           None                  10,000/30,000              60,000        180,000
Russ C. Valentine        None           None                   5,000/15,000              30,000         90,000
-----------

(1)  No options were exercised in 1996.
(2) Represents the number of shares of Common Stock underlying the options (excluding options the exercise price of which was more than the market value of the underlying securities) times the market price at December 31, 1996 of $23.75, minus the exercise price.

Employment Agreements

     At the closing of the IPO, the Company entered into an employment agreement with Mr. Jorns, pursuant to which Mr. Jorns serves as Chairman of the Board of Directors, Chief Executive Officer and President of the Company for a term of five years at an initial annual base compensation of $100,000, subject to any increases in base compensation approved by the Compensation Committee. In addition, at the closing of the IPO, the Company entered into employment agreements with Messrs. Wiles, Barr and Valentine, pursuant to which Mr. Wiles served as Executive Vice President, Mr. Barr served as Executive Vice President and Chief Financial Officer and Mr. Valentine served as Senior Vice President - Acquisitions, each for a term of five years, at an annual base compensation of $90,000, $80,000 and $60,000, respectively, subject to any increases in base compensation approved by the Compensation Committee. In addition to base salary, each such Executive Officer is entitled under his employment agreement to receive annual performance-based compensation as determined by the Compensation Committee. Upon termination of an officer's employment agreement other than for cause, or by such officer for "good reason" (as such term is defined in each officer's employment agreement), each of such officers is entitled to receive severance benefits in an amount equal to the greater of (i) the aggregate of all compensation due such officer during the balance of the term of the employment agreement or (ii) 1.99 times the "base amount" as determined in the Internal Revenue Code of 1986, as amended (the "Code"). In addition, such employment agreements provide for the grant of options to Messrs. Jorns, Wiles, Barr and Valentine to purchase up to 225,000, 75,000, 40,000 and 20,000 shares of Common Stock, respectively, which will become exercisable in four equal annual installments, commencing on the date of the grant. The employment agreements also provide for the grant of stock awards to Messrs. Jorns, Wiles, Barr and Valentine with respect of 30,000, 10,000, 6,000 and 4,000 shares of restricted Common Stock, respectively, which vest over a four-year period commencing on the date of grant.

                        REPORT OF COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     Introduction. The Compensation Committee of the Board of Directors was established in July 1996 and is comprised of Messrs. Worms and Hance, neither of whom is or was an employee or officer of the Company prior to or during 1996. The Compensation Committee is authorized to determine the compensation of the Company's executive officers, administer the Company's employee benefit plans, including determining the terms and conditions of the benefits and the recipients thereof in accordance with the plans, review all existing and proposed employee benefit plans and advise the Board of Directors regarding the results and benefits thereof, and perform such other functions as necessary, advisable or appropriate in the efficient discharge of its duties. Prior to establishment of the Compensation Committee, all decisions regarding executive compensation were made by the Company's Board of Directors. The Compensation Committee is in the process of devising and implementing compensation policies for the Company's executive officers for the fiscal year 1997, which are commensurate with their positions but has not yet developed or adopted any such policies.

     During the period from July 31, 1996 (inception) through December 31, 1996, the compensation payable to Steven D. Jorns, Chairman of the Board of Directors, Chief Executive Officer and President, Bruce G. Wiles, Executive Vice President, Kenneth E. Barr, Executive Vice President, Chief Financial Officer, Treasurer and Secretary, and Russ C. Valentine, Senior Vice President - Acquisitions, were set by the terms of their respective employment contracts, which where entered into by the Company at the closing of the Company's IPO in July 1996 prior to the formation of the Compensation Committee. The employment contracts were ratified by the Board of Directors, including the members of the Compensation Committee, in July 1996. The Board of Directors did not review any particular criteria or factors in determining whether to ratify the contracts, except that the existence and basic terms of the contracts were disclosed in the IPO Prospectus and copies of the form of the contracts were filed with the Securities and Exchange Commission (the "Commission") in connection with the registration of the IPO and that the terms of the employment agreements had been negotiated with representatives of the IPO's underwriters. See "Executive Compensation Employment Agreements" for a summary of the terms of the employment agreement for Messrs. Jorns, Wiles, Barr and Valentine. The base cash compensation for these executives is not based on or tied to the Company's financial performance. Additional annual performance-based compensation may be awarded as bonuses to such persons as determined by the Compensation Committee. At the written request of the executive officers, the Compensation Committee did not consider the executive officers for a grant of annual incentive compensation and, accordingly, no bonuses were paid to any of the Company's executive officers with respect to 1996. It is expected that future cash bonuses, if any, payable to Messrs. Jorns, Wiles, Barr and Valentine will reflect the Company's future financial performance and growth, although no policy or formula has yet been established.

     The Compensation Committee engaged Deloitte & Touche LLP (the "Compensation Consultant") in November 1996 to advise the Compensation Committee with respect to executive compensation matters, including compensation amounts and the relative allocation of compensation among base salary, annual incentive compensation and long-term incentive compensation. The Compensation Committee, working with this compensation consultant and in collaboration with senior management, is also establishing quantitative and qualitative performance targets for the year ending December 31, 1997 for both annual and long-term compensation awards. The results of this review will be reflected in the annual incentive and long-term incentive compensation decisions for the fiscal year ending December 31, 1997 and in the base salary levels for the fiscal year ending December 31, 1997.

     Members of the Compensation Committee consult periodically by telephone prior to the meeting at which compensation decisions are made. The Compensation Committee exercises its independent discretion in determining the compensation of the executive officers.

     Each element of the Company's executive compensation, as well as compensation of the Chief Executive Officer, is discussed separately below.

     Base Salary. For 1996, base salaries were determined prior to the IPO and prior to the formation of the Compensation Committee. Accordingly, the Compensation Committee took no action with respect to such determinations.

     Annual Incentives. At the written request of the executive officers, the Compensation Committee did not consider the executive officers for a grant of annual incentive awards and, accordingly, no cash bonuses were awarded to the Company's executive officers for the fiscal year ended December 31, 1996.

     Long-term Incentives. In connection with the IPO, Messrs. Jorns, Wiles, Barr and Valentine were granted stock options to purchase 225,000, 75,000, 40,000 and 20,000 shares of Common Stock, respectively, which become exercisable over four equal annual installments, and restricted stock awards with respect to 30,000, 10,000, 6,000 and 4,000 shares of restricted Common Stock, respectively, which vest over a four-year period commencing on the date of grant. Stock option grants and restricted stock awards for 1996 were determined prior to the formation of the Compensation Committee. The grants made to the executive officers of stock options and stock awards were ratified by the Board of Directors, including members of the Compensation Committee, in July 1996. The Board of Directors did not review any particular criteria or factor in determining whether to ratify these stock options and stock awards except that the intent to issue the stock options and restricted stock awards was disclosed in the IPO Prospectus and that these stock options and restricted stock awards had been negotiated with representatives of the IPO underwriters. Accordingly, the Compensation Committee took no action with respect to such determinations.

     Consistent with the recommendations of the Compensation Consultant, the Compensation Committee believes that it would be necessary to amend the 1996 Plan in order to permit the establishment of long-term incentives that are consistent with the Compensation Consultant's recommendations. As a result, the Compensation Committee has recommended that the Board of Directors adopt the Amended 1996 Plan as further described under "Proposal 2; Approval of the Amended 1996 Plan."

     Compensation of Chief Executive Officer. Mr. Jorns' salary, stock options and restricted stock awards for 1996 were determined prior to the IPO and prior to the formation of the Compensation Committee. Accordingly, the Compensation Committee took no action with respect to such determinations.

     Tax Deductibility of Compensation. Section 162(m) of the Code, limits the deductibility in the Company's tax return of compensation over $1 million to any of the executive officers of the Company unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by the Company's stockholders. The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted while simultaneously providing Company executives with appropriate rewards for their performance. The Company did not pay any compensation during 1996 that would be subject to Section 162(m).

     Submitted by the Compensation Committee:

          Kent R. Hance
          James R. Worms

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING STOCK PERFORMANCE GRAPH AND THE REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                            STOCK PERFORMANCE GRAPH

     The following graph provides a comparison of the cumulative total stockholder return for the period from July 26, 1996 (the date upon which the Common Stock was issued in the IPO at $17.75 per share) through December 31, 1996 (assuming reinvestment of any dividends) among the Company, the Standard & Poor's ("S&P") 500 Index and the National Association of Real Estate Investment Trust Equity Index (the "NAREIT Equity Index"). On the graph, total return equals appreciation in stock price plus dividends paid. The Company will provide upon request the names of the companies included in the NAREIT Equity Index. The NAREIT Equity Index is published monthly by the National Association of Real Estate Investment Trusts ("NAREIT") in its publication, REITWatch. The index is available to the public upon request to NAREIT.



                [INSERT AMERICAN GENERAL HOSPITALITY CORPORATION
                           STOCK PERFORMANCE GRAPH]

The foregoing graph is based upon the following data:

                        7/26/1996   8/30/1996   9/30/1996   10/31/1996   11/29/1996   12/31/1996
                       ----------  ----------  ----------  -----------  -----------  -----------
The Company            $   100.00  $    99.30  $   107.04  $    113.53  $    115.67  $    138.00
NAREIT Equity Index        100.00      103.94      105.75       108.89       113.81       125.68
S&P 500 Index              100.00      102.11      107.86       110.83       119.21       116.85

     There can be no assurance that the Company's share performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future share performance.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 1, 1997 certain information regarding the beneficial ownership of shares of Common Stock by (i) each director of the Company, (ii) each executive officer of the Company, (iii) by all directors and executive officers of the Company as a group and (iv) by persons who own more than 5.0% of the shares of Common Stock. Except as otherwise described below, all shares are owned directly and the indicated person has sole voting and investment power. The number of shares of Common Stock includes the number of shares of Common Stock that such person could receive if he exchanged his units of limited partnership ("OP Units") in the Operating Partnership for shares of Common Stock under certain circumstances.


                                                                  PERCENT
                                            NUMBER OF SHARES         OF
        NAME OF BENEFICIAL OWNER          BENEFICIALLY OWNED(1)   CLASS(1)
-------------------------------------   -----------------------  ----------
Kenneth E. Barr(2)...................                    26,779        *
Kent R. Hance(3).....................                     6,192        *
Steven D. Jorns(4)...................                   178,658      1.2%
H. Cabot Lodge III(5)................                     3,692        *
James McCurry(5).....................                     3,692        *
Russ C. Valentine(6).................                    11,840        *
Bruce G. Wiles(7)....................                    58,148        *
James R. Worms(8)....................                     4,692        *
Executive officers and directors as
 a group (8 persons).................                   293,693      2.0%
Morgan Stanley Group Inc. and Morgan
 Stanley Asset Management Inc.(9)....                   888,200      6.1%
Cohen & Steers Capital Management,
 Inc.(10)............................                 1,417,500      9.7%

--------------
  * Represents less than 1.0% of the class.
(1) Assumes that all OP Units held by each named person are exchanged for shares of Common Stock. The total number of shares outstanding used in calculating the percentage assumes that none of the OP Units held by other persons are exchanged for shares of Common Stock. Pursuant to the exchange rights agreement among the Company, the Operating Partnership and its limited partners (other than AGH LP, Inc.), OP Units are not exchangeable for shares of Common Stock until July 31, 1997, the first anniversary date of the closing of the IPO.
(2) Includes (a) 10,000 shares of Common Stock that have vested under options granted pursuant to the 1996 Plan, (b) 6,000 shares of restricted Common Stock that constitute stock awards, (c) 600 shares of Common Stock purchased through open market transactions after the IPO, (d) 79 shares of Common Stock held by AGHI's Retirement Savings Plan (the "Plan") and attributable to Mr. Barr, (e) 10,000 OP Units issued to Mr. Barr in connection with the principal transactions associated with the formation of the Company and the acquisition of the Initial Hotels (the "Formation Transactions") and (f) 100 shares of Common Stock purchased by Mr. Barr through open market transactions since the IPO, as custodian on behalf of a family member, with respect to which Mr. Barr disclaims beneficial ownership.

(3) Includes (a) 3,333 shares of Common Stock that have vested under options granted pursuant to the Company's Non-Employee Directors' Incentive Plan (the "Directors' Plan") and (b) 359 shares of Common Stock issued pursuant to the Directors' Plan").
(4) Includes (a) 56,250 shares of Common Stock that have vested under options granted pursuant to the 1996 Plan, (b) 30,000 shares of restricted Common Stock that constitute stock awards, (c) 70,337 OP Units issued to Mr. Jorns in connection with the Formation Transactions, (d) 19,104 OP Units issued to Mr. Jorns' wife in connection with the Formation Transactions with respect to which Mr. Jorns disclaims beneficial ownership and (e) 2,167 shares of Common Stock held by the Plan and attributable to Mr. Jorns.
(5) Includes (a) 3,333 shares of Common Stock that have vested under options granted pursuant to the Directors' Plan and (b) 359 shares of Common Stock issued pursuant to the Directors' Plan.
(6) Includes (a) 5,000 shares of Common Stock that have vested under options granted pursuant to the 1996 Plan, (b) 4,000 shares of restricted Common Stock that constitute stock awards and (c) 1,840 shares of Common Stock held by the Plan and attributable to Mr. Valentine.
(7) Includes (a) 18,750 shares of Common Stock that have vested under options granted pursuant to the 1996 Plan, (b) 10,000 shares of restricted Common Stock that constitute stock awards, (c) 2,352 shares of Common Stock held by the Plan and attributable to Mr. Wiles and (d) 26,846 OP Units issued to Mr. Wiles in connection with the Formation Transactions.
(8) Includes (a) 3,333 shares of Common Stock that have vested under options granted pursuant to the Directors' Plan, and (b) 359 shares of Common Stock issued pursuant to the Directors' Plan.
(9) Beneficial ownership information is based on the Schedule 13G jointly filed by Morgan Stanley Group Inc. (1585 Broadway, New York, New York 10036) and Morgan Stanley Asset Management Inc. (1221 Avenue of the Americas, New York, New York 10020), dated February 13, 1997.
(10) Beneficial ownership information is based on the Schedule 13G filed by Cohen & Steers Capital Management, Inc. (757 Third Avenue, New York, NY 10017), dated March 7, 1997.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("10% Holders"), to file reports of ownership and changes in ownership with the Commission. Officers, directors and 10% Holders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% Holders were properly and timely satisfied.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationships Among Officers and Directors

     Mr. Jorns is an executive officer, director and securityholder of each of the Company, the Lessee, AGHI and the beverage corporations (the "Beverage Corporations") that sublease from the Lessee the portion of certain of the 20 hotels currently owned by the Company (the "Hotels") where alcoholic beverages are sold. Mr. Wiles is an executive officer and stockholder of the Company and is an executive officer, director and securityholder of each of the Lessee and AGHI. Mr. Barr is an executive officer and stockholder of the Company, an executive officer and securityholder of the Lessee and an executive officer of AGHI. Mr. Valentine is an executive officer and stockholder of the Company and is an executive officer of AGHI.

Acquisition of Interests in Certain of the Initial Hotels

     One or more of Messrs. Jorns, Wiles and Barr and their respective affiliates owned equity interests or contract rights relating to certain of the thirteen hotels that the Company acquired pursuant to the Formation Transactions at the time of the IPO (the "Initial Hotels") prior to the acquisition of such hotels by the Company. Such persons and affiliates received an aggregate of 126,287 OP Units in exchange for such interests in these Initial Hotels. Upon exercise of their rights to exchange such OP Units (which rights are not exercisable until July 1997), such persons and entities may receive cash or, at the Company's option, an aggregate of 126,287 shares of Common Stock. In addition, the Operating Partnership reimbursed

AGHI for approximately $900,000 in direct out-of-pocket expenses incurred in connection with the acquisition of the Initial Hotels. Also, the Operating Partnership repaid approximately $3.75 million in indebtedness guaranteed by AGHI in connection with the Formation Transactions.

Shared Services and Office Space Agreement

  The Company has entered into a shared services and office space agreement with AGHI pursuant to which AGHI provides the Company with office space and limited support personnel for the Company's headquarters at 3860 West Northwest Highway, Dallas, Texas 75220 for an annual fee of approximately $103,000.

Options to Purchase and Rights of First Refusal

  Pursuant to the option agreements relating to the Courtyard by Marriott in Boise, Idaho and the Courtyard by Marriott in Durham, North Carolina (the "Option Hotels"), the Company has the option and right of first refusal to acquire AGHI's (i) 50.0% partnership interest in the partnership that owns the Boise, Idaho Option Hotel, and (ii) 16.7% partnership interest in the partnership that owns the Durham, North Carolina Option Hotel. The Boise, Idaho Option Hotel was opened in October 1996, and the Durham, North Carolina Option Hotel was opened in April 1997.

Purchase of Personal Property

  In order for the Company to qualify as a REIT, the Operating Partnership sold certain personal property relating to certain of the Initial Hotels to the Lessee for $315,000, which amount was paid by issuance of a promissory note to the Operating Partnership. The promissory notes are recourse to the Lessee and bear interest at the rate of 10.0% per annum and require the payment of quarterly installments of principal and interest of approximately $20,000 that will fully amortize the notes over a five-year period expiring on July 31, 2001.

The Participating Leases

  The Company and the Lessee have entered into the Participating Leases, each with a term of twelve years from the inception of the lease, relating to each of the Hotels. The Company anticipates that similar Participating Leases will be entered into with the Lessee or other approved lessees with respect to any additional hotel properties acquired by the Company in the future. Pursuant to the terms of the Participating Leases, the Lessee is required to pay the greater of fixed weekly base rent or monthly participating rent and is entitled to all profits from the operation of the Hotels after the payment of rent and all other operating and other expenses. In addition, the Company has entered into a lease master agreement which sets forth the terms of a lessee pledge whereby the owners of the Lessee pledged certain of their interests in the Operating Partnership to secure the Lessee's obligations under the Participating Leases and certain other matters.

The Management Agreements

  The Lessee and AGHI entered into the Management Agreements, each with a term of twelve years from the date of the acquisition of the applicable hotel, relating to the management of 19 of the Hotels. In the future when AGHI is engaged as the manager of additional hotel properties, the Company anticipates that similar Management Agreements will be entered into with AGHI. Pursuant to the Management Agreements, AGHI is entitled to receive a base fee of 1.5% of gross revenues, plus an incentive fee of up to 2.0% of gross revenues based on the hotels achieving certain increases in revenue. The payment of management fees to AGHI by the Lessee is subordinate to the Lessee's obligations to the Company under the Participating Leases.

The Beverage Corporations

  In order to facilitate compliance with state and local liquor laws and regulations, the Lessee subleases those areas of certain of the Hotels that comprise the restaurant and other areas where alcoholic beverages are served to the Beverage Corporations, fifteen of which are wholly owned by Mr. Jorns. In accordance with the terms of the Beverage Subleases, each Beverage Corporation is obligated to pay to the Lessee rent payments equal to 30% of each such corporation's annual gross revenues generated from the sale of food and beverages generated from such areas; however, pursuant to the Participating Leases, such subleases will not reduce the Participating Rent payments to the Operating Partnership, which it is entitled to receive from such food and beverage sales.

                 PROPOSAL 2:  APPROVAL OF THE AMENDED 1996 PLAN

Summary of Amendment

     The Company instituted the 1996 Plan in July 1996 to provide incentives to attract and retain executive officers and key employees. An aggregate of 900,000 shares of Common Stock was initially authorized for issuance under the 1996 Plan. As of April 1, 1997, options to purchase 576,094 shares of Common Stock and 50,000 shares of restricted Common Stock had been granted under the 1996 Plan.

     The Board of Directors adopted the proposed amendment to the 1996 Plan on April 7, 1997 (the "Amended 1996 Plan") to enhance the flexibility of the Board of Directors and the committee administering the 1996 Plan (the "Committee") in granting awards to the Company's officers, directors, consultants and key employees. The amendment, among other things, (i) increased the number of shares of Common Stock authorized for issuance under the 1996 Plan, (ii) permitted additional grants of Stock Awards (as described herein), and (iii) made certain changes in light of changes to Rule 16b under the Exchange Act. The Amended 1996 Plan was adopted by the Board of Directors in response to and in accordance with the Compensation Consultant's recommendations.

     The Board of Directors adopted a so-called "evergreen" limitation on the number of shares of Common Stock that can be transferred in respect of awards made under the Amended 1996 Plan (i.e., the Amended 1996 Plan expresses the maximum number of shares which may be transferred in respect of awards in terms of a percentage of outstanding shares). The Board of Directors adopted this amendment to ensure that the Company can continue to grant awards to officers, directors, consultants and key employees at levels determined appropriate by the Board of Directors and the Compensation Committee. This type of limitation will replenish the shares available under the Amended 1996 Plan, without the need for further amendment, in the event there is an increase in the number of shares the Company has outstanding. The amendment provides for a pool equal to ten (10%) percent of the outstanding shares, calculated generally with respect to the number of shares outstanding as of the last day of the prior calendar year. Due to a technical tax law requirement, the Board of Directors' amendment specifies that no more than 1.4 million shares may be issued pursuant to ISOs granted under the Amended 1996 Plan. Although the Board of Directors has no intention to grant that number of ISOs, it selected that approximate number of shares currently available under the Amended 1996 Plan as a means of setting an outside limitation. This limitation is consistent with the limitation contained in the Amended 1996 Plan prior to its amendment.

     In addition, the 1996 Plan limited the number of shares which could be granted as stock awards to an aggregate amount of 50,000 shares. The Compensation Consultant's recent study of the executive compensation practices of the Company's peers reflects that stock awards (also called restricted stock awards) are granted with more frequency than the 1996 Plan would have allowed. Accordingly, the Board of Directors adopted an amendment which permits up to 50,000 shares of restricted stock to be granted to an individual in any calendar year. Based on the Compensation Consultants recommendations, the Board of Directors believes that the grant of restricted stock awards will be an integral part of the long-term incentive compensation plan of the Company.

     Finally, as a result of certain changes to Rule 16b under the Exchange Act, certain provisions in the 1996 Plan were no longer necessary. Accordingly, the Board of Directors' amendment eliminated several obsolete provisions and deleted references to Rule 16b-3. The recent changes to Rule 16b expanded the individuals to whom awards could be transferred. Although the 1996 Plan permitted awards to be transferable to the extent permitted by Rule 16b-3, the Board of Directors does not believe that unlimited transferability is consistent with the compensatory nature of the 1996 Plan. Accordingly, the Board of Directors adopted an amendment which permits the Compensation Committee to grant awards which may be transferred only to family members, family trusts or family partnerships ("Permitted Family Members").

     Stockholders are requested in this Proposal 2 to approve the Amended 1996 Plan. The affirmative vote of the holders of a majority of all votes cast at the Annual Meeting (provided that a quorum is present) is necessary to approve the Amended

1996 Plan. For purposes of the vote on the Amended 1996 Plan, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Under Maryland law, abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum at the Annual Meeting.

     The principal provisions of the Amended 1996 Plan are summarized below. The following summary of the material provisions of the Amended 1996 Plan does not purport to be complete and is qualified in its entirety by the terms of the Amended 1996 Plan. A complete copy of the Amended 1996 Plan is attached hereto as Exhibit A.


The Amended 1996 Plan

     The Board of Directors adopted, subject to stockholder approval, the Amended 1996 Plan for the purposes of (i) attracting and retaining employees, directors, and other service providers with ability and initiative, (ii) providing incentives to those deemed important to the success of the Company and related entities, and (iii) associating the interests of these individuals with the interests of the Company and its stockholders through opportunities for increased stock ownership.

     Administration. The Amended 1996 Plan is administered by the Compensation Committee. The Compensation Committee may delegate its authority to administer the Amended 1996 Plan. The Compensation Committee may not, however, delegate its authority with respect to grants and awards to individuals subject to
Section 16 of the Exchange Act. As used in this summary, the term "Administrator" means the Compensation Committee or its delegate, as appropriate.

     Eligibility. Each employee of the Company or of an affiliate of the Company (other than employees of the Lessee and AGHI who are not also employees of the Company), or any other person whose efforts contribute to the Company's performance, including an employee who is a member of the Board of Directors, is eligible to participate in the 1996 Plan ("Participants"). The Administrator may, from time to time, grant stock options, stock awards, incentive awards, or performance shares to Participants. As of April 1, 1997, the class of Participants consisted of approximately 30 persons.

     Options. Options granted under the Amended 1996 Plan may be ISOs or nonqualified stock options. An option entitles a Participant to purchase shares of Common Stock from the Company at the option price. The option price may be paid in cash, with shares of Common Stock, or with a combination of cash and Common Stock. The option price will be fixed by the Administrator at the time the option is granted, but the price cannot be less than 100% for existing employees (85% in connection with the hiring of new employees) of the shares' fair market value on the date of grant. The exercise price of an ISO may not be less than 100% of the shares' fair market value on the date of grant (110% of the fair market value in the case of an ISO granted to a ten percent stockholder of the Company). Options may be exercised at such times and subject to such conditions as may be prescribed by the Administrator but the maximum term of an option is ten years in the case of an ISO or five years in the case of an ISO granted to a ten percent stockholder.

     ISOs may only be granted to employees; however, no employee may be granted ISOs (under the Amended 1996 Plan or any other plan of the Company) that are first exercisable in a calendar year for Common Stock having an aggregate fair market value (determined as of the date the option is granted) exceeding $100,000. In addition, no Participant may be granted options in any calendar year for more than 250,000 shares of Common Stock.

     Stock Awards. Participants also may be awarded shares of Common Stock pursuant to a stock award. A Participant's rights in a stock award shall be nontransferable or forfeitable or both unless certain conditions prescribed by the Administrator are satisfied. These conditions may include, for example, a requirement that the Participant continue employment with the Company for a specified period or that the Company or the Participant achieve stated, performance-related objectives. The objectives may be stated with reference to the fair market value of the Common Stock or the Company's, a subsidiary's, or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, funds from operations or return on assets or other acceptable performance criteria. A stock award, no portion of which is immediately vested and nonforfeitable, will be restricted, in whole or in part, for a period of at least three years; provided, however, that the period shall be at least one year in the case of a stock award that is subject to objectives based on one or more of the foregoing performance criteria. The maximum number of stock awards that may be granted to an individual in any calendar year cannot exceed 50,000 shares of Common Stock.

     Incentive Awards. Incentive awards also may be granted under the Amended 1996 Plan. An incentive award is an opportunity to earn a bonus, payable in cash, upon attainment of stated performance objectives. The objectives may be stated with reference to the fair market value of the Common Stock or on the Company's, a subsidiary's, or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, funds from operations or return on assets or other acceptable performance criteria. The period in which performance will be measured will be at least one year. No Participant may receive an incentive award payment in any calendar year that exceeds the lesser of (i) 100% of the Participant's base salary (prior to any salary reduction or deferral election) as of the date of grant of the incentive award or (ii) $250,000.

     Performance Share Awards. The 1996 Plan also provides for the award of performance shares. A performance share award entitles the Participant to receive a payment equal to the fair market value of a specified number of shares of Common Stock if certain standards are met. The Administrator will prescribe the requirements that must be satisfied before a performance share award is earned. These conditions may include, for example, a requirement that the Participant continue employment with the Company for a specified period or that the Company or the Participant achieve stated, performance-related objectives. The objectives may be stated with reference to the fair market value of the Common Stock or on the Company's, a subsidiary's, or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, funds from operations or return on assets or other acceptable performance criteria. To the extent that performance shares are earned, the obligation may be settled in cash, in Common Stock, or by a combination of the two. No Participant may be granted performance shares for more than 12,500 shares of Common Stock in any calendar year.

     Transferability. Awards granted under the Amended 1996 Plan are generally non-transferable. The Committee may, however, grant awards other than ISOs, which are transferable to Permitted Family Members.

     Share Authorization. With respect to calendar year 1997, the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Amended 1996 Plan shall be the total of (i) ten (10%) percent of the number of shares of Common Stock that were outstanding as of April 7, 1997 (rounded downward if necessary to eliminate fractional shares), minus (ii) the number of shares subject to awards which were granted prior to April 7, 1997, plus (iii) the number of shares with respect to which previously granted awards have expired. Thereafter, at any given time, the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Amended 1996 Plan shall be the total of (i) ten (10%) percent of the number of shares of Common Stock that were outstanding as of the end of the immediately preceding calendar year (rounded downward if necessary to eliminate fractional shares), minus (ii) the number of shares subject to awards which were granted under the Amended 1996 Plan through the last day of the immediately preceding calendar year, plus (iii) as of the last day of the immediately preceding calendar year, the number of shares with respect to which previously granted awards have expired. In addition to the foregoing, in no event may the total number of shares of Common Stock covered by outstanding ISOs granted under the Amended 1996 Plan, plus the number of shares of Common Stock issued pursuant to the exercise of ISOs, whenever granted under the Amended 1996 Plan, exceed approximately 1.4 million shares. All awards made under the Amended 1996 Plan will be evidenced by written agreements between the Company and the Participant. The share limitation and the terms of outstanding awards shall be adjusted, as the Compensation Committee deems appropriate, in the event of a stock dividend, stock split, combination, reclassification, recapitalization or other similar event. As of April 8, 1997, the closing price of a share of Common Stock on the New York Stock Exchange, Inc. was $25 1/4.

     Termination and Amendment. No option or stock award may be granted and no performance shares may be awarded under the Amended 1996 Plan more than ten years after the earlier of the date that the Amended 1996 Plan is adopted by the Board or the date that it is approved by the Company's stockholders. The Board may amend or terminate the Amended 1996 Plan at any time, but, except as set forth in the immediately preceding paragraph, an amendment will not become effective without stockholder approval if the amendment materially (i) increases the number of shares of Common Stock that may be issued under the Amended 1996 Plan (other than an adjustment as described above), (ii) changes the eligibility requirements, or (iii) increases the benefits that may be provided under the Amended 1996 Plan.

     Certain Federal Income Tax Consequences. In general, a Participant will not recognize taxable income upon the grant or exercise of an ISO. However, upon the exercise of an ISO, the excess of the fair market value of the shares received on the date of exercise over the exercise price of the shares will be treated as an adjustment to alternative minimum taxable income. When a Participant disposes of shares acquired by exercise of an ISO, the Participant's gain (the difference between the sale proceeds and the price paid by the Participant for the shares) upon the disposition will be taxed as capital gain provided the Participant does not dispose of the shares within two years after the date of grant nor within one year after the date of exercise, and exercises the option while an employee of the Company or of a subsidiary of the Company or within three months after termination of employment for reasons other than death or disability. If the first condition is not met, the Participant generally will realize ordinary income in the year of the disqualifying disposition. If the second condition is not met, the Participant generally will recognize ordinary income upon exercise of the ISO.

     In general, a Participant who receives a nonqualified stock option will recognize no income at the time of the grant of the option. Upon exercise of a nonqualified stock option, a Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. Special timing rules may apply to a Participant who is subject to Section 16(a) of the Exchange Act.

     A Participant will recognize income on account of the settlement of a performance share award or incentive award. A Participant will recognize income equal to any cash that is paid and with respect to performance share awards, which are settled in shares, will recognize the fair market value of Common Stock (on the date that the shares are first transferable or not subject to a substantial risk of forfeiture) that is received in settlement of the award.

     The employer (either the Company or its affiliate) will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified option, the vesting of a restricted share award, payment under an incentive award and the settlement of a performance share award. The amount of the deduction will be equal to the ordinary income recognized by the Participant. The employer will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO. The employer may claim a federal income tax deduction on account of certain disqualifying dispositions of Common Stock acquired upon the exercise of an ISO.

     The transfer of a non-qualified stock option to a Permitted Family Member will have no immediate tax consequences to the Company, the Participant or the Permitted Family Member. Upon the subsequent exercise of the transferred option by the Permitted Family Member, the Participant will realize ordinary income in an amount measured by the difference between the option exercise price and the fair market value of the shares on the date of exercise, and the employer will be entitled to a deduction in the same amount. Any difference between such fair market value and the price at which the Permitted Family Member may subsequently sell such shares will be treated as capital gain or loss to the Permitted Family Member, long-term or short-term depending on the length of time the shares have been held by the Permitted Family Member. There has been no formal pronouncement on the tax consequences of the transfer of other awards. Accordingly, if such transfers are permitted, Participants will be directed to consult their own tax advisors.

     Section 162(m) of the Code places a limitation of $1,000,000 on the amount of compensation payable to each of the named executive officers that the Company may deduct for federal income tax purposes. The limit does not apply to certain performance-based compensation paid under a plan that meets the requirements of the Code and regulations promulgated thereunder. While the Amended 1996 Plan generally complies with the requirements for performance-based compensation, options granted at less than 100% of fair market value and stock awards granted under the Amended 1996 Plan will not satisfy those requirements.

     The Compensation Committee consistent with the Compensation Consultants' recommendation for establishing long-term incentives for executive officers and other key employees of the Company is considering granting to those persons restricted stock awards if the Amended 1996 Plan is approved by the stockholders. Under the Amended 1996 Plan, the Compensation Committee has the authority to grant up to a maximum of 50,000 shares of restricted stock awards to any individual in any calendar year. Although under consideration, the Compensation Committee has not currently taken formal action to grant any restricted stock awards under the Amended 1996 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE CERTAIN AMENDMENTS TO THE AMERICAN GENERAL HOSPITALITY CORPORATION 1996 INCENTIVE PLAN.


         PROPOSAL 3:  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors of the Company, upon the recommendation of the Audit Committee has selected the accounting firm of Coopers & Lybrand L.L.P. to serve as independent auditors of the Company for the fiscal year ending December 31, 1997. Coopers & Lybrand L.L.P. has served as the Company's independent auditors since the Company's formation in July 1996 and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity. A representative of Coopers & Lybrand L.L.P. will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

  Although the Company is not required to submit the ratification of the selection of its independent auditors to a vote of stockholders, the Board of Directors believes that it is a sound policy to do so. In the event that the majority of the votes cast are against the selection of Coopers & Lybrand L.L.P., the directors will consider the vote and the reasons therefor in future decisions on the selection of independent auditors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS OF THE COMPANY.


                            SOLICITATION OF PROXIES

  The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The expenses of solicitation of proxies for the Annual Meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers and employees of the Company, who will receive no additional compensation therefor. The Company has retained The Herman Group, Inc. to assist with the solicitation at an estimated cost of $5,000 plus reimbursement of out-of-pocket expenses. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of shares of Common Stock of the Company.

                             ADVANCE NOTICE BY-LAW

  The By-Laws of the Company provide that in order to nominate a candidate for election as a member of the Board of Directors at an annual meeting of stockholders or propose business for consideration at such meeting, notice must be delivered to the Secretary of the Company no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the 1998 annual meeting is advanced by more than 30 days or delayed for more than 60 days from the date of the first anniversary of the 1997 annual meeting, such written notice must be received by the Company not earlier than the 90th day prior to the date of the 1998 annual meeting and not later than the later of the 60th day prior to such meeting or the tenth day after the first public announcement of the date of such meeting.

                             STOCKHOLDER PROPOSALS

  The Board of Directors will provide for presentation of proposals by the Company's stockholders at its annual meeting of stockholders for 1998, provided that such proposals are submitted by eligible stockholders who have complied with the relevant regulations of the Commission regarding stockholder proposals and the Company's By-Laws, a copy of which is available upon written request from the Secretary of the Company. Stockholder proposals intended to be submitted for presentation at the Company's annual meeting of stockholders for 1998 must be in writing and must be received by the Company at its executive offices on or before December 15, 1997 for inclusion in the Company's proxy statement and the form of proxy relating to the 1998 annual meeting. Any such proposal should be mailed to: American General Hospitality Corporation, 3860 West Northwest Highway, Suite 300, Dallas, Texas 75220; Attention: Kenneth E. Barr, Secretary.

                                 OTHER MATTERS

  The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

                                BY ORDER OF THE BOARD OF DIRECTORS



                                Kenneth E. Barr
                                Secretary

Dallas, Texas
April 14, 1997

                                   Exhibit A
                                   ---------



                    AMERICAN GENERAL HOSPITALITY CORPORATION
                              1996 INCENTIVE PLAN
                                  (AS AMENDED)

                               TABLE OF CONTENTS


                                                                                    Page
                                                                                    ----
ARTICLE I     DEFINITIONS............................................................. 1
         1.1  Affiliate............................................................... 1
         1.2  AGHI.................................................................... 1
         1.3  Agreement............................................................... 1
         1.4  Award................................................................... 1
         1.5  Board................................................................... 1
         1.6  Code.................................................................... 1
         1.7  Committee............................................................... 1
         1.8  Common Stock............................................................ 1
         1.9  Company................................................................. 1
         1.10 Exchange Act............................................................ 1
         1.11 Fair Market Value....................................................... 1
         1.12 Incentive Award......................................................... 2
         1.13 Lessee.................................................................. 2
         1.14 Option.................................................................. 2
         1.15 Participant............................................................. 2
         1.16 Performance Shares...................................................... 2
         1.17 Permitted Family Members................................................ 2
         1.18 Plan.................................................................... 2
         1.19 Stock Award............................................................. 2
         1.20 Ten Percent Shareholder................................................. 2

ARTICLE II    PURPOSES................................................................ 3

ARTICLE III   ADMINISTRATION.......................................................... 3

ARTICLE IV    ELIGIBILITY............................................................. 4

ARTICLE V     STOCK SUBJECT TO PLAN................................................... 4
         5.1  Shares Issued........................................................... 4
         5.2  Aggregate Limit......................................................... 4
         5.3  Reallocation of Shares.................................................. 5

ARTICLE VI    OPTIONS................................................................. 5
         6.1  Award................................................................... 5
         6.2  Option Price............................................................ 5
         6.3  Maximum Option Period................................................... 5
         6.4  Nontransferability...................................................... 6
         6.5  Transferable Options.................................................... 6
         6.6  Employee Status......................................................... 6
         6.7  Exercise................................................................ 6
         6.8  Payment................................................................. 6


                                                                                    Page
                                                                                    ----
         6.9  Shareholder Rights...................................................... 7
         6.10 Disposition of Stock.................................................... 7
ARTICLE VII   STOCK AWARDS............................................................ 7
         7.1  Award................................................................... 7
         7.2  Vesting................................................................. 7
         7.3  Performance Objectives.................................................. 7
         7.4  Employee Status......................................................... 8
         7.5  Shareholder Rights...................................................... 8

ARTICLE VIII  PERFORMANCE SHARE AWARDS................................................ 8
         8.1  Award................................................................... 8
         8.2  Earning the Award....................................................... 8
         8.3  Payment................................................................. 9
         8.4  Shareholder Rights...................................................... 9
         8.5  Nontransferability...................................................... 9
         8.6  Transferable Performance Shares......................................... 9
         8.7  Employee Status......................................................... 9

ARTICLE IX    INCENTIVE AWARDS........................................................ 9
         9.1  Award................................................................... 9
         9.2  Terms and Conditions................................................... 10
         9.3  Nontransferability..................................................... 10
         9.4  Transferable Incentive Awards.......................................... 10
         9.5  Employee Status........................................................ 10
         9.6  Shareholder Rights..................................................... 11

ARTICLE X     ADJUSTMENT UPON CHANGE IN COMMON STOCK................................. 11

ARTICLE XI    COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES; GOVERNING LAW... 12

ARTICLE XII   GENERAL PROVISIONS..................................................... 12
         12.1 Effect on Employment and Service....................................... 12
         12.2 Unfunded Plan.......................................................... 12
         12.3 Rules of Construction.................................................. 12

ARTICLE XIII  AMENDMENT.............................................................. 13

ARTICLE XIV   DURATION OF PLAN....................................................... 13

ARTICLE XV    EFFECTIVE DATE OF PLAN................................................. 13


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------
   1.1 Affiliate means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company.

   1.2  AGHI  means American General Hospitality, Inc., a Texas corporation.

   1.3 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Shares or an Option or Incentive Award granted to such Participant.

   1.4 Award means any of an Incentive Award, an Option, an award of Performance Shares, or a Stock Award.

   1.5  Board  means the Board of Directors of the Company.

   1.6 Code means the Internal Revenue Code of 1986, and any amendments thereto.

   1.7 Committee means the Compensation Committee of the Board or a subcommittee thereof comprised of at least two (2) directors each of whom is a non-employee director within the meaning of Securities and Exchange Commission Rule 16b-3.

   1.8  Common Stock  means the common stock, $0.01 par value, of the Company.

   1.9 Company means American General Hospitality Corporation, a Maryland corporation.

   1.10 Exchange Act   means the Securities Exchange Act of 1934, as amended
and as in effect on the effective date of this Plan.

   1.11 Fair Market Value means, on any given date, the current fair market value of the shares of Common Stock as determined below:

   If the Common Stock is not listed on an established stock exchange, the Fair Market Value shall be the average of the final bid and asked quotations on the over-the-counter market in which the Common Stock is traded or, if applicable, the reported "closing" price of a share of Common Stock in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed on one or more established stock exchanges, Fair Market Value shall be deemed to be the highest closing price of a share of Common Stock reported on any such exchange. In any case, if no sale of Common Stock is made on any stock exchange or over-the-counter market on that date, then Fair Market Value shall be determined as of the next preceding day on which there was a sale. If the Common Stock is not traded, Fair Market Value shall be determined by the Board using any reasonable method in good faith.

   1.12 Incentive Award means an award which, subject to such terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a cash payment from the Company or an Affiliate.

   1.13  Lessee  means AGH Leasing, L.P., a Delaware limited partnership.

   1.14 Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

   1.15 Participant means an employee of the Company or an Affiliate, including an employee who is a member of the Board, or an individual whose efforts contribute to the performance or success of the Company or an Affiliate, who satisfies the requirements of Article IV and is selected by the Committee to receive a Stock Award, an Option, an Incentive Award, an award of Performance Shares or a combination thereof.

   1.16 Performance Shares means an award, in the amount determined by the Committee and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment.

   1.17  Permitted Family Members  shall have the meaning set forth in
Section 6.5.

   1.18 Plan means the American General Hospitality Corporation 1996 Incentive Plan.

   1.19  Stock Award  means Common Stock awarded to a Participant under
Article VIII.

   1.20 Ten Percent Shareholder means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

                                  ARTICLE II
                                   PURPOSES
                                   --------

         The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying, and the grant of Stock Awards, Performance Shares and Incentive Awards. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                  ARTICLE III
                                ADMINISTRATION
                                --------------

         The Plan shall be administered by the Committee. The Committee shall have authority to grant Stock Awards, Performance Shares, Incentive Awards and Options upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or on the transferability or forfeitability of a Stock Award, Incentive Award or Performance Shares. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which an Incentive Award or Performance Shares may be settled. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. Neither the Committee nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, Stock Award, Incentive Award or award of Performance Shares. All expenses of administering this Plan shall be borne by the Company.

         The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act; provided, however, the Committee shall not delegate its authority (i) to appoint delegates or its authority to amend or revoke any delegation, (ii) under Articles X and XI hereof and (iii) to accelerate the exercisability of Options, the transferability of Stock

Awards or the time at which Incentive Awards or awards of Performance Shares may be settled. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                                  ARTICLE IV
                                  ELIGIBILITY
                                  -----------

         Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) or a person whose efforts contribute to the performance or success of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) (other than a Board member or an employee of the Lessee or AGHI, in each case, who is not also an employee of the Company or an Affiliate) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate.
Directors of the Company who are employees of the Company or an Affiliate may be selected to participate in this Plan.

                                   ARTICLE V
                             STOCK SUBJECT TO PLAN
                             ---------------------

         5.1 Shares Issued . Upon the award of shares of Common Stock pursuant to a Stock Award or the settlement of a Performance Share award, the Company may issue shares of Common Stock from its authorized but unissued Common Stock.
Upon the exercise of an Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

         5.2 Aggregate Limit . With respect to calendar year 1997, the maximum number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be the total of (i) ten (10%) percent of the number of shares of Common Stock that were outstanding as of _____________, 1997 (rounded downward if necessary to eliminate fractional shares), minus (ii) the number of shares subject to Awards which were granted prior to _______________, 1997, plus
(iii) the number of shares with respect to which previously granted Awards have expired. Thereafter, at any given time, the maximum number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be the total of (i) ten (10%) percent of the number of shares of Common Stock that were outstanding as of the end of the immediately preceding calendar year (rounded downward if necessary to eliminate fractional shares), minus (ii) the number of shares subject to Awards which were granted under the Plan through the last day of the immediately preceding calendar year, plus (iii) as of the last day of the immediately preceding calendar year, the number of shares with respect to which previously granted Awards have expired. In addition to the foregoing, in no event may the total number of shares of Common Stock covered by outstanding Incentive Stock Options granted under the Plan, plus the number of shares of Common Stock issued pursuant to the exercise of Incentive Stock Options, whenever granted under the Plan, exceed [1,400,000] shares. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article X.

     5.3 Reallocation of Shares . If an Award is terminated (for any reason other than its exercise), forfeited or expires unexercised, the number of shares of Common Stock allocated to the Award or portion thereof which was terminated, forfeited or expired unexercised may be reallocated to other Awards to be granted under this Plan.

                                  ARTICLE VI
                                    OPTIONS
                                    -------

     6.1 Award . In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no individual may be granted Options in any calendar year covering more than 250,000 shares of Common Stock.

     6.2 Option Price . The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant; provided, however, that the price per share for Common Stock purchased on the exercise of any Option shall not be less than the Fair Market Value on the date of grant or, with respect to Options granted in connection with the initial employment of an individual, eighty-five (85%) percent of the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the price per share for Common Stock purchased on the exercise of any Option that is an incentive stock option shall not be less than the Fair Market Value on the date the Option is granted or, in the case of an incentive stock option granted to an individual who is a Ten Percent Shareholder on the date such option is granted, shall not be less than one hundred ten (110%) percent of the Fair Market Value on the date the Option is granted.

     6.3 Maximum Option Period . The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option that is an incentive stock option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option that is granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option that is an incentive stock option may provide that it is exercisable for a period less than such maximum period.

     6.4 Nontransferability . Except as provided in Section 6.5, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     6.5 Transferable Options . Section 6.4 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners (collectively, "Permitted Family Members"); provided, however, that the Participant may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant.

     6.6  Employee Status .  For purposes of determining the applicability of
Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons, shall not be deemed interruptions of continuous employment.

     6.7 Exercise . Subject to the provisions of this Plan and the applicable Agreement, an Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an option is granted) exceeding $100,000. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires in accordance with Section 6.3 hereof. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

     6.8 Payment . Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee. If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company. If Common stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

     6.9 Shareholder Rights . No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

     6.10 Disposition of Stock . A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs:

          (i)  within two years of the grant of an Option or

          (ii) within one year of the issuance of the Common Stock to the Participant.

Such notice shall be in writing and directed to the Secretary of the Company.

                                  ARTICLE VII
                                  STOCK AWARDS
                                  ------------

     7.1 Award . In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards; provided, however, that no individual may receive Stock Awards with respect to more than 50,000 shares of Common Stock in any calendar year.

     7.2 Vesting . The Committee, on the date of the award, may prescribe that a Participant's rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. Except with respect to Stock Awards any portion of which are immediately vested, the period of restriction shall be at least three years; provided, however, that the minimum period of restriction shall be at least one year in the case of (i) the restricted portion of a Stock Award with an immediately vested portion and (ii) a Stock Award that will become transferable and nonforfeitable on account of the satisfaction of performance objectives prescribed by the Committee.

     7.3 Performance Objectives . In accordance with Section 7.2, the Committee may prescribe that Stock Awards will be vested immediately upon grant or will become vested or transferable or both based on objectives stated with respect to the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, funds from operations or Fair Market Value. If the Committee, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Committee certifies that such objectives have been achieved.

     7.4 Employee Status . In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

     7.5 Shareholder Rights . Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

                                 ARTICLE VIII
                            PERFORMANCE SHARE AWARDS
                            ------------------------

     8.1 Award . In accordance with the provisions of Article IV, the Committee will designate each individual to whom an award of Performance Shares is to be made and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may receive an award of Performance Shares in any calendar year for more than 12,500 shares of Common Stock.

     8.2 Earning the Award . The Committee, on the date of the grant of an award, may prescribe that the Performance Shares, or portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Shares only upon the satisfaction of certain requirements or the attainment of certain objectives. By way of example and not of limitation, the restrictions may provide that Performance Shares will be forfeited without payment if the Participant separates from the service of the Company and its Affiliates before the expiration of a stated term or unless the Company, an Affiliate or an operating unit achieves objectives stated with reference to the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, funds from operations or Fair Market Value. If the Committee, on the date of award, prescribes that no payments will be made with respect to Performance Shares unless performance objectives stated with respect to the foregoing criteria are attained, no such payment will be made unless, and then only to the extent that, the Committee certifies that such objectives have been achieved.

     8.3 Payment . In the discretion of the Committee, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

     8.4 Shareholder Rights . No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and settled by the issuance of Common Stock. After an award of Performance Shares is earned, if settled completely or partially in Common Stock, a Participant will have all the rights of a shareholder with respect to such Common Stock.

     8.5 Nontransferability . Except as provided in Section 8.6, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     8.6 Transferable Performance Shares . Section 8.5 to the contrary notwithstanding, the Committee may grant Performance Shares which are transferable to Permitted Family Members to the extent that, and on such terms and conditions as may be permitted by, Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of Performance Shares transferred pursuant to this section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant.

     8.7 Employee Status . In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

                                  ARTICLE IX
                                INCENTIVE AWARDS
                                ----------------

     9.1 Award . In accordance with the provisions of Article IV, the Committee shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Committee under the procedures established by the Committee; provided, however, that no Participant may receive an Incentive Award payment in any calendar year that exceeds the lesser of (i) one hundred (100%) percent of the Participant's base salary (prior to any salary reduction or deferral elections) as of the date of grant of the Incentive Award or (ii) $250,000.

     9.2  Terms and Conditions .  The Committee, at the time an Incentive
Award is made, shall specify the terms and conditions which govern the award. Such terms and conditions shall prescribe that the Incentive Award shall be earned only to the extent that the Company, an Affiliate or an operating unit, during a performance period of at least one year, achieves objectives stated with respect to the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, funds from operations or Fair Market Value. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or an Affiliate or that the Company, an Affiliate, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award. The Committee, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant's death, disability, or retirement. No payment shall be made under an Incentive Award except to the extent that the Committee certifies that the objectives governing such award have been achieved.

     9.3 Nontransferability . Except as provided in Section 9.4, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     9.4 Transferable Incentive Awards . Section 9.3 to the contrary notwithstanding, the Committee may grant Incentive Awards which are transferable to Permitted Family Members to the extent that, and on such terms and conditions as may be permitted by, Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Incentive Award transferred pursuant to this section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant.

     9.5 Employee Status . If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

     9.6 Shareholder Rights . No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or any Affiliate on account of such award.

                                   ARTICLE X
                     ADJUSTMENT UPON CHANGE IN COMMON STOCK
                     --------------------------------------

         The maximum number of shares as to which Options, Stock Awards and Performance Shares may be granted under this Plan, the terms of outstanding Stock Awards, Options, Performance Share awards and Incentive Awards, and the per individual limitations on the number of shares for which Options, Stock Awards and Performance Shares may be granted, shall be adjusted as the Committee shall determine to be equitably required in the event that there is an increase or reduction in the number of shares of Common Stock, or any change (including, but not limited to, a change in value) in the shares of Common Stock or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, subdivision or consolidation of shares, extraordinary dividend, change in corporate structure or otherwise. Any determination made under this Article X by the Committee shall be final and conclusive.

         The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, Stock Awards and Performance Shares may be granted, the per individual limitations on the number of shares for which Options, Stock Awards and Performance Shares may be granted or the terms of outstanding Stock Awards, Options, Incentive Awards or Performance Shares.

         The Committee may make Stock Awards and may grant Options, Incentive Awards and Performance Shares in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article X. Notwithstanding any provision of the Plan (other than the limitation of Section 5.2), the terms of such substituted Stock Awards, Option, Incentive Awards or Performance Share grants shall be as the Committee, in its discretion, determines is appropriate.

                                  ARTICLE XI
                            COMPLIANCE WITH LAW AND
                  APPROVAL OF REGULATORY BODIES; GOVERNING LAW
                  --------------------------------------------

         No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an option is exercised or a Performance Share settled may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters. Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Texas without giving effect to conflicts of law principles.

                                  ARTICLE XII
                               GENERAL PROVISIONS
                               ------------------

         12.1 Effect on Employment and Service . Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

         12.2 Unfunded Plan . The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         12.3 Rules of Construction . Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                 ARTICLE XIII
                                   AMENDMENT
                                   ---------

         The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment materially (i) increases the aggregate number of shares of Common Stock that may be issued under the Plan, (ii) changes the class of individuals eligible to become Participants or (iii) increases the benefits that may be provided under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Stock Award, Option, Incentive Award or Performance Share award outstanding at the time such amendment is made.

                                  ARTICLE XIV
                                DURATION OF PLAN
                                ----------------

         No Stock Award, Option, Incentive Award or Performance Share award may be granted under this Plan more than ten years after the earlier of the date this Plan is adopted by the Board or the date this Plan is approved by stockholders in accordance with Article XV. Stock Awards, Options, Incentive Awards and Performance Share awards granted before that date shall remain valid in accordance with their terms.

                                  ARTICLE XV
                             EFFECTIVE DATE OF PLAN
                             ----------------------

         Options, Incentive Awards and Performance Share awards may be granted under this Plan upon its adoption by the Board, provided that no Option, Incentive Award or Performance Share award shall be effective or exercisable unless this Plan is approved by a majority of the votes entitled to be cast by the Company's stockholders, voting either in person or by proxy, at a duly held stockholders' meeting or by unanimous consent of the Company's stockholders. Stock Awards may be granted under this Plan upon the later of its adoption by the Board or its approval by stockholders in accordance with the preceding sentence.

                    AMERICAN GENERAL HOSPITALITY CORPORATION
P          3860 W. NORTHWEST HIGHWAY, SUITE 300, DALLAS, TEXAS 75220
      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 1997
R                THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS

O     The undersigned stockholder of American General Hospitality Corporation
   (the "Company") hereby appoints Steven D. Jorns and Kenneth E. Barr, or
X either of them, as proxies of the undersigned, with full power of substitution in each, to attend the Annual Meeting of Stockholders (the
Y "Annual Meeting") to be held at the Holiday Inn Select DFW Airport South, 4440 West Airport Freeway, Irving, Texas 75062, at 2:00 p.m. local time, on Wednesday, May 21, 1997, and at any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

   1. To elect one Class I Director  [_] FOR the    [_] WITHHOLD THE AUTHORITY
      of the Company to serve until      nominee        to vote for the nominee
      the Annual Meeting of              listed below   listed below
      Stockholders in 2000 or until         Nominee: Steven D. Jorns
      his successor is duly elected
      and qualified or unil his
      earlier resignation or removal.
   2. To approve certain amendments to the American General Hospitality Corporation 1996 Incentive Plan as more fully described in the accompanying Proxy Statement.
                                     [_] FOR        [_] AGAINST      [_] ABSTAIN
3. To ratify the selection of Coopers & Lybrand L.L.P. as the independent auditors of the Company for the fiscal year ending December 31, 1997.
                                     [_] FOR        [_] AGAINST      [_] ABSTAIN
4. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

  PLEASE VOTE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                           POSTAGE-PREPAID ENVELOPE.



  WHEN PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ONE NOMINEE OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3. IN THEIR DISCRETION, THE PROXY HOLDERS ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

  The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 1996 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.
                                                      Dated:             , 1997
                                                             ------------

                                                      -------------------------
                                                             Signatures

                                                      -------------------------
                                                         Signature (if held
                                                              jointly)

                                                      Please sign exactly as
                                                      name appears hereon.
                                                      When Shares are held by
                                                      joint tenants, both
                                                      should sign. When
                                                      signing as an attorney,
                                                      executor, administrator,
                                                      trustee or guardian,
                                                      please give full title
                                                      of such. If a
                                                      corporation, please sign
                                                      in corporate name by
                                                      President or other
                                                      authorized officer. If a
                                                      partnership, please sign
                                                      in partnership name by
                                                      authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED PRE-PAID ENVELOPE OR DELIVER TO: The Herman Group, Inc., 2121 San Jacinto Street, 26th Floor, Dallas, Texas 75201. Facsimile copies of the Proxy, properly completed and duly executed, will be accepted at (214) 999-9323 or (214) 999-9348. If you have any questions, please call The Herman Group, Inc. at (800) 555-2783.